Exhibit 10.3

                                 FIFTH AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT

      THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Fifth Amendment") is made as of this 4th day of August, 2005, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 3400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, FLEET CAPITAL GLOBAL FINANCE, INC., individually as a Lender and as Canadian Agent ("Canadian Agent"), BANK OF AMERICA, N.A., London branch (as successor-in-interest to Fleet National Bank, London branch, trading as FleetBoston Financial), individually as a Lender and as U.K. Agent ("U.K. Agent"), WELLS FARGO FOOTHILL, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent, the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 ("Katy" or "U.S. Borrower"), WOODS INDUSTRIES (CANADA) INC., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ontario M1K 2A3 ("Woods Canada" or "Canadian Borrower") and CEH LIMITED ("CEH" or "U.K. Borrower"), a private limited company incorporated under the laws of England and Wales and registered with Company No. 4992300 whose registered office is Cardrew Way, Redruth Cornwall, TR15 1ST, England. Katy, Woods Canada and CEH are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H:

      WHEREAS,  Agent,  Lenders,   Canadian  Participants,   U.K.  Participants,
Canadian Agent, U.K. Agent and Borrowers entered into a certain Amended and Restated Loan Agreement dated as of April 20, 2004, as amended by a certain First Amendment to Amended and Restated Loan Agreement dated June 29, 2004, by and among Agents, Lenders and Borrowers, by a certain Second Amendment to Amended and Restated Loan and Security Agreement dated March 29, 2005, by and among Agent, Lenders and Borrowers, by a certain Third Amendment to Amended and Restated Loan and Security Agreement dated April 13, 2005, by and among Agent, Lenders and Borrowers and by a certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated June 8, 2005 (said Loan Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;

      WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent and Canadian Agent are willing to so amend and modify the Loan Agreement; and

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. WIN Acquisition. Agent and Majority Lenders consent to the acquisition (the "WIN Acquisition") by a Borrower of all or substantially all of the assets of Washington International Non-Wovens, LLC ("WIN") so long as (x) after giving effect to the consummation of such acquisition no Default or Event of Default will exist and be continuing, (y) such acquisition is consummated pursuant to a purchase and sale or similar agreement and related documents, which true and correct copies of which have been delivered to Agent and its counsel, and which are reasonably satisfactory to Agent and its counsel, (z) the total cash purchase price payable by Borrowers with respect to such acquisition, plus assumed Indebtedness does not exceed $2,350,000, plus related usual and customary acquisition expenses, (aa) Borrowers assume no Indebtedness in connection with such acquisition other than total accounts payable and accrued expenses, in each case not aged more than as provided by good business practice and industry custom and Money Borrowed to the extent permitted by clause (ix) of Subsection 7.2.3 and (bb) if Katy creates a new Subsidiary to effect such acquisition, such Subsidiary shall execute a joinder agreement in form and substance reasonably acceptable to Agent whereby such Subsidiary shall become an additional Borrower hereunder.

3. Total Money Borrowed. Subsection 7.2.3 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "7.2.3 Total Money Borrowed. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Money Borrowed, except:

                  (i) Obligations owing to Agent or any Lender under this Agreement or any of the other Loan Documents;

                  (ii) Money Borrowed, including without limitation Subordinated
            Debt, existing on the date of this Agreement and listed on Exhibit 7.2.3;

                  (iii) Permitted Purchase Money Borrowed;

                  (iv) Guaranties of any Money Borrowed permitted hereunder;

                  (v) Money Borrowed in respect of intercompany  loans permitted under subsection 7.2.2(v), (vi) and (vii);

                  (vi)  Obligations  to  pay  Rentals  permitted  by  subsection
            7.2.18;

                  (vii) Second Lien Debt;

                  (viii) unsecured Money Borrowed in connection with the financing of insurance premiums; provided that the aggregate amount of any such Money Borrowed does not exceed, at any point in time, $2,000,000;

                  (ix) unsecured Money Borrowed owed from WIN to Farmers and Merchants Bank assumed by CCP in connection with the consummation of the WIN Acquisition (as defined in Section 2 of the Fifth Amendment) so long as the aggregate principal amount of such Money Borrowed does not exceed $620,000; and

                  (x) Money Borrowed not included in paragraphs (i) through (ix)
            above, which does not exceed at any time, in the aggregate, the greater of (x) $150,000 and (y) the excess, if any, of $500,000 over the amount of unsecured Money Borrower owing from CCP to Farmers and Merchants Bank permitted to be incurred by clause (ix) above."

4. Condition Precedent. This Fifth Amendment shall become effective upon the execution and delivery of this Fifth Amendment by each of Borrowers, Agent and Majority Lenders. The date on which such condition precedent is satisfied shall be referred to as the "Fifth Amendment Effective Date."

5. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

6. Governing Law. This Fifth Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

7. Counterparts. This Fifth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                            (Signature Page Follows)

              (Signature Page to Fifth Amendment to Loan Agreement)

      IN WITNESS WHEREOF, this Fifth Amendment has been duly executed on the day and year specified at the beginning of this Fifth Amendment.

                                  KATY INDUSTRIES, INC.


                                  By: /s/ Amir Rosenthal
                                     ------------------------------------
                                      Name:  Amir Rosenthal
                                      Title: Vice President and CFO

                                  CEH LIMITED


                                  By: /s/ Anthony T. Castor III
                                     ------------------------------------
                                      Name: Anthony T. Castor III
                                      Title: Director

                                  and


                                  By: /s/ Christopher W. Anderson
                                     ------------------------------------
                                      Name: Christopher W. Anderson
                                      Title: Director

                                  WOODS INDUSTRIES (CANADA) INC.


                                  By: /s/ Amir Rosenthal
                                     ------------------------------------
                                      Name: Amir Rosenthal
                                      Title: Secretary

                                  FLEET CAPITAL CORPORATION,
                                    as Agent and as a Lender


                                  By: /s/ Jason Riley
                                     ------------------------------------
                                      Name: Jason Riley
                                      Title: Vice-President

                                  WELLS FARGO FOOTHILL LLC,
                                  as Syndication Agent and Lender


                                  By: /s/ Lan Wong
                                     ------------------------------------
                                      Name: Lan Wong
                                      Title: Vice-President

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as Documentation Agent and as a Lender


                                  By: /s/ Mark Mital
                                     ------------------------------------
                                      Name: Mark Mital
                                      Title: First Vice-President

                                  UPS CAPITAL CORPORATION, as a Lender


                                  By: /s/ John P. Holloway
                                     ----------------------------------------
                                      Name: John P. Holloway
                                      Title: Director of Portfolio Operations

                                  BANK OF AMERICA, N.A., London branch,
                                  as U.K. Agent and U.K. Lender


                                  By: /s/ Carmen Bernardis
                                     ------------------------------------
                                      Name: Carmen Bernardis
                                      Title: Senior Vice-President

                                  FLEET CAPITAL GLOBAL FINANCE, INC.,
                                  as Canadian Agent and Canadian Lender

                                  By: /s/ Mark Adkins
                                     ------------------------------------
                                      Name: Mark Adkins
                                      Title: Vice-President

         Accepted and Agreed to this 4th day of August, 2005.

                                  GUARANTORS:


                                  KKTY HOLDING COMPANY, L.L.C.

                                  By:  /s/ Christopher W. Anderson
                                     ---------------------------------------
                                       Name:  Christopher W. Anderson
                                       Title:  Authorized Manager


                                  AMERICAN GAGE & MACHINE CO.

                                  By:  /s/ Amir Rosenthal
                                     ---------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Secretary

                                  CONTINENTAL COMMERCIAL PRODUCTS, LLC

                                  By:  /s/ Amir Rosenthal
                                     ---------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Secretary


                                  PTR MACHINE CORP.

                                  By:  /s/ Amir Rosenthal
                                     ---------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Secretary


                                 SAVANNAH ENERGY SYSTEMS COMPANY

                                  By:  /s/ Amir Rosenthal
                                     ---------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Secretary


                                  WOODS INDUSTRIES, INC.

                                  By:  /s/ Amir Rosenthal
                                     ---------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Secretary